                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                  TENET HEALTHCARE CORPORATION
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

                         RICHARD B. SILVER
                  TENET HEALTHCARE CORPORATION
                         3820 STATE STREET
                 SANTA BARBARA, CALIFORNIA 93105
                           (805) 563-7000
      -----------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                          TENET HEALTHCARE CORPORATION
                               3820 STATE STREET
                            SANTA BARBARA, CA 93105

                            ------------------------

                         SUPPLEMENT TO PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 11, 2000

                            ------------------------

    The following information supplements and amends Tenet Healthcare Corporation's ("Tenet") Proxy Statement, dated August 15, 2000 ("Proxy Statement") furnished to the Tenet shareholders in connection with the solicitation of proxies on behalf of Tenet's Board of Directors for use at Tenet's 2000 Annual Meeting of Shareholders ("Annual Meeting"), which is scheduled to be held at the Regent Beverly Wilshire Hotel, Beverly Hills, California, on October 11, 2000 at 9:30 a.m., local time, and at any adjournments thereof. The purposes of the Annual Meeting are as stated in the Notice of Annual Meeting of Shareholders, dated August 15, 2000, which accompanied the Proxy Statement. This supplement should be read in conjunction with the Proxy Statement. On August 21, 2000, Tenet issued the following press release:

        "Tenet has received notice that M. Lee Pearce, M.D., of Miami Beach, Fla., filed documents with the Securities and Exchange Commission disclosing his intention to solicit proxies to elect himself and three associates to the Board of Directors at Tenet's annual shareholder meeting on Oct. 11. The filing represents that Dr. Pearce is the beneficial owner of 250,042 shares of Tenet common stock, or less than one-tenth of one percent of the approximately 315.7 million shares outstanding. According to the filing, his other nominees own no Tenet shares.

        "Tenet believes this action is unwarranted, particularly in light of the success of the company's operating strategy and its strong performance. Earnings per share from operations rose 10 percent in the latest fiscal year, cash flow reached a record high and debt was reduced by $787 million. Tenet's prospects are bright and the value of its shares has risen dramatically on the New York Stock Exchange during the past 12 months.

        "The company will soon communicate with its shareholders to supply accurate information in response to Dr. Pearce's filing and to urge them to support management's nominees to the Board. It will also supply background information on Dr. Pearce's history as a dissident shareholder. According to numerous press articles, he has acquired shares in companies and, through proxy contests, litigation and other means, extracted a premium on the sale of his shares that was not available to other shareholders."

    Tenet has engaged Georgeson Shareholder Communications Inc. ("Georgeson") to assist in solicitation of proxies for the Annual Meeting. Shareholders are encouraged to call Georgeson at (800) 223-2064 with any questions. Banks and brokerage firms are encouraged to call Georgeson collect at (212) 440-9800. Additional information relating to Tenet's solicitation of proxies is included in Schedule I to this supplement.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE
   NOMINEES NAMED IN TENET'S PROXY STATEMENT, FOR APPROVAL OF TENET'S SECOND AMENDED AND RESTATED 1994 DIRECTORS STOCK OPTION PLAN AND FOR RATIFICATION OF
  THE SELECTION OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING
               MAY 31, 2001 ON TENET'S ENCLOSED WHITE PROXY CARD.

                                   SCHEDULE I
                        PARTICIPANTS IN THE SOLICITATION

    Under applicable regulations of the Securities and Exchange Commission ("SEC"), each member of Tenet's Board of Directors, certain executive officers, and certain other officers and employees of Tenet may be deemed to be a "participant" in Tenet's solicitation of proxies from shareholders to be voted on, at the 2000 Annual Meeting of Shareholders, in favor of Tenet's slate of director nominees, approving Tenet's Second Amended and Restated 1994 Directors Stock Option Plan and ratifying the selection of KPMG LLP as independent auditors for the fiscal year ending May 31, 2001. Set forth below with respect to each participant are his or her name, principal occupation or employment, business address, the amount of securities of Tenet beneficially owned, the amount of securities of Broadlane, Inc. ("Broadlane"), a subsidiary of Tenet, beneficially owned and additional information concerning transactions in shares of Tenet stock during the past two years.

DIRECTORS

    The principal occupation or employment of, and the number of shares of Tenet and Broadlane stock beneficially owned by, each director is set forth in Tenet's Proxy Statement. Additional information concerning the business address and transactions in shares of Tenet stock during the past two years of Tenet's directors is included below. Unless otherwise indicated, the business address of all Tenet directors is 3820 State Street, Santa Barbara, California, 93105.

                                                         NUMBER OF
                                                        TENET SHARES
                                                        ACQUIRED OR
NAME                                 TRANSACTION DATE      (SOLD)      TYPE OF TRANSACTION
----                                 ----------------   ------------   -------------------
Jeffrey C. Barbakow................  1/11/99                12,100           Open Market
                                       8/2/99              100,000           Open Market
                                       8/23/99               7,400           Open Market
                                       8/24/99             143,600           Open Market
                                       8/25/99             794,600           Open Market

Lawrence Biondi, S.J. .............  8/10/99                   200           Open Market
  St. Louis University
  221 North Grand Blvd.
  St. Louis, MO 63103

Sanford Cloud Jr. .................  1/28/99                   100           Open Market
  475 Park Ave. South, 19th Floor      8/3/99                  300           Open Market
  New York, NY 10016

Maurice J. DeWald .................  12/20/99                 (500)         Gift (given)
  19200 Von Karman Ave., Ste. 400      5/18/00                 270           Open Market
  Irvine, CA 92612

Michael H. Focht, Sr...............  8/8/00               (200,000)      Option Exercise
                                       8/9/00             (100,000)      Option Exercise
                                       8/10/00            (100,000)      Option Exercise

Floyd D. Loop, M.D. ...............  8/16/99                   100           Open Market
  9500 Euclid Ave., Suite H-18
  Cleveland, OH 44195

EXECUTIVE OFFICERS

    The principal occupations or employment of, and the number of shares of Tenet and Broadlane stock beneficially owned by, each of Tenet's named executive officers is set forth in the Proxy Statement. The business address for all executive officers of Tenet is 3820 State Street, Santa Barbara, California, 93105. Additional information concerning executive officers who were not named in the Proxy Statement is set forth below:

                                                            SHARES OF   TENET OPTIONS
                                               SHARES OF    BROADLANE    EXERCISABLE
NAME                                          TENET STOCK     STOCK     WITHIN 60 DAYS
----                                          -----------   ---------   --------------
David L. Dennis ............................     4,000       50,000          -0-
  Vice Chairman, Chief Corporate Officer
  and Chief Financial Officer
  in the Office of the President

    Information regarding transactions in Tenet's stock in the last two years by Tenet's executive officers is set forth below.

                                                         NUMBER OF
                                                        TENET SHARES
                                                        ACQUIRED OR
NAME                                 TRANSACTION DATE      (SOLD)      TYPE OF TRANSACTION
----                                 ----------------   ------------   -------------------
Thomas B. Mackey...................  1/14/99                 8,000           Open Market

Christi R. Sulzbach................  12/7/98               (29,000)      Option Exercise
                                       12/7/98               1,000       Option Exercise
                                       9/2/99                1,000           Open Market
                                       1/14/00              (5,000)      Option Exercsie

OTHER OFFICERS AND EMPLOYEES

    The name and principal occupations of, and the number of shares of Tenet and Broadlane stock owned by, Tenet's other officers and employees who may be deemed participants in the solicitation are set forth below. The principal business address of each such person is 3820 State Street, Santa Barbara, California, 93105. There were no transactions in Tenet's stock by such persons in the last two years.

                                                                            SHARES OF   TENET OPTIONS
                                                               SHARES OF    BROADLANE    EXERCISABLE
NAME                                                          TENET STOCK     STOCK     WITHIN 60 DAYS
----                                                          -----------   ---------   --------------
Paul J. Russell ............................................     8,000       32,200        120,049
  Senior Vice President--Investor Relations

Richard B. Silver ..........................................     2,627       62,100        134,714
  Senior Vice President, Assistant General Counsel and
  Corporate Secretary

Diana L. Takvam ............................................       852          -0-         23,053
  Vice President--Investor Relations

Harold O. Anderson .........................................     1,100          -0-         12,499
  Senior Director--Corporate Communications

Priscilla Finch ............................................        56          -0-            -0-
  Senior Administrative Assistant--Investor Relations

Genevieve Sanchez ..........................................       -0-          -0-            -0-
  Investor Relations Assistant

    To the best knowledge of Tenet, none of the foregoing persons owns of record any securities of Tenet which are not also beneficially owned by them. Except for the information disclosed herein and in the Proxy Statement, to the best knowledge of Tenet, none of the foregoing persons nor any associate of such persons is or has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of Tenet, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. Except for the information disclosed herein and in the Proxy Statement, to the best knowledge of Tenet, none of the foregoing persons nor any associate of such persons has any agreement or understanding with any person with respect to any future employment by Tenet or its affiliates or any future transactions to which Tenet or any of its affiliates will or may be a party. Furthermore, except as described in the Proxy Statement, none of the foregoing persons, nor any associate of such persons is either a party to any transaction or series of transactions since June 1, 1999, or has knowledge of any currently proposed transaction or series of transactions, (i) to which Tenet or any of its affiliates was or is to be a party (ii) in which the amount involved exceeds $60,000, and (iii) in which any participant affiliate had, or will have, a direct or indirect material interest.

                     METHOD AND COST OF PROXY SOLICITATION

    Proxies may be solicited, without additional compensation, by directors, officers and employees of Tenet by mail, e-mail, the Internet, telephone, facsimile, telegram, in person or otherwise. Tenet will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of the proxy materials. In addition, Tenet will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of Tenet's stock and obtain their voting instructions. Tenet will reimburse those firms for their expenses in accordance with the rules of the SEC and the New York Stock Exchange. In addition, Tenet has retained Georgeson Shareholder Communications Inc. to assist in the solicitation of proxies for a fee not to exceed $300,000 plus out-of-pocket expenses. It is anticipated that approximately 50 employees of Georgeson may solicit proxies from Tenet's shareholders. Tenet estimates that total expenditures for the solicitation will be approximately $1.5 million, approximately $300,000 of which has been spent to date.

                           FORWARD LOOKING STATEMENTS

    Certain statements in this supplement may constitute forward-looking statements. They are based on management's current expectations and could be affected by numerous factors and are subject to various risks and uncertainties. Certain of those risks and uncertainties are discussed in Tenet's filings with the SEC, including Tenet's annual report on Form 10-K and quarterly reports on Form 10-Q. Do not rely on any forward-looking statement, as Tenet cannot predict or control many of the factors that ultimately may affect its ability to achieve the results estimated. Tenet makes no promise to update any forward-looking statement, whether as a result of changes in underlying factors, new information, future events or otherwise.

                          PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                          TENET HEALTHCARE CORPORATION

                   PROXY - SOLICITED BY THE BOARD OF DIRECTORS



     The undersigned hereby appoints Jeffrey C. Barbakow, Christi R. Sulzbach and Richard B. Silver, and each of them, proxies of the undersigned, with power of substitution, to represent the undersigned and to vote all shares of Tenet Healthcare Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on October 11, 2000, and any adjournments thereof, on the items set forth on the reverse hereof and on such other business as properly may come before the meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY AUTHORIZED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1, "FOR" ITEM 2 AND "FOR" ITEM 3.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES" IN ITEM 1, "FOR" ITEM 2 AND "FOR" ITEM 3.


                              (PLEASE SIGN ON REVERSE SIDE AND RETURN PROMPTLY.)

Election of the following
nominees as Directors:

FOR all nominees  /   / WITHHOLD AUTHORITY to vote     /   /   *EXCEPTIONS  /  /
listed below.           for all nominees listed below

Nominees:  Jeffrey C. Barbakow,     Lawrence Biondi, S.J.,      Van B. Honeycutt


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME.)


2. Proposal to approve the Tenet Healthcare Corporation Second Amended and Restated 1994 Directors Stock Options Plan.

    FOR   /  /               AGAINST   /  /            ABSTAIN   /  /

3. Proposal to ratify the selection of KPMG LLP as independent auditors for the fiscal year ending May 31, 2001.

    FOR   /  /               AGAINST   /  /            ABSTAIN   /  /


                CHANGE OF ADDRESS AND/OR COMMENTS MARK HERE /  /

                Please mark, date and sign as your name(s) appear(s) to the left and return in the enclosed envelope. If acting as an executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign in full corporate name, by duly authorized officer. If shares are held jointly, each shareholder named should sign.

                DATE:___________________________________, 2000


                ----------------------------------------------
                                  Signature


                ----------------------------------------------
                                  Signature


                VOTES MUST BE INDICATED
                (X) IN BLACK OR BLUE INK.  /  X  /

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.